COMMON STOCK REGISTRATION RIGHTS AGREEMENT

AMONG

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

AND

THE LENDERS NAMED HEREIN,

Dated as of July 31, 2002

THIS COMMON STOCK REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 31, 2002 among Central European Media Enterprises Ltd., a Bermuda corporation (the "Company"), and the lenders executing the signature pages hereto (the "Lenders").

This Agreement is made pursuant to the Senior Secured Credit Agreement, dated as of July 31, 2002 among the Company, Central European Media Enterprises N.V., CME Media Enterprises B.V. (the "Borrower") and the lenders and agent named therein (the "Credit Agreement"), relating to, among other things, the commitment of the Lenders to make certain loans to the Borrower and, in connection therewith, the issuance by the Company of Warrants exercisable for shares of class A common shares, par value $.08 per share ("Class A Common Stock"), of the Company, at a price, subject to adjustment, set forth therein.

In order to induce the Lenders to enter into the Credit Agreement, the Company has agreed to provide to the Holders (as defined), among other things, the registration rights for the Class A Common Stock set forth in this Agreement. The execution of this Agreement is a condition to the obligations of the Lenders to makes loans under the Credit Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

"Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" shall have the meaning set forth in the preamble.

"Board" means, with respect to any Person, the Board of Directors of such Person or any duly authorized committee of that Board.

"Borrower" shall have the meaning set forth in the preamble and shall also include the Borrower's successors.

"Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of New York, New York or London, England or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

"Class A Common Stock" shall have the meaning set forth in the preamble together with any other shares of Common Stock issued in exchange therefore.

"Credit Agreement" shall have the meaning set forth in the preamble.

"Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

"Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or hereafter issued, and includes, without limitation, all series and classes of such common stock.

"Demand Registration" shall have the meaning set forth in Section 2.1.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Holder" shall mean the Lenders, for so long as such Lenders own any Warrants, Registrable Securities or Warrant Shares, and each of their successors, assigns and direct and indirect transferees who become registered owners of Warrants, Registrable Securities or Warrant Shares.

"Included Shares" shall have the meaning set forth in Section 2.1.

"indemnified party" shall have the meaning set forth in Section 4.1(c).

"indemnifying party" shall have the meaning set forth in Section 4.1(c).

"Lenders" shall have the meaning set forth in the preamble and shall also include each Lender's successors and assigns.

"Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Piggy-Back Registration" shall have the meaning set forth in Section 2.2.

"Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference, if any, in such Prospectus.

"Registrable Securities" shall mean the shares of Class A Common Stock and any other securities issued and issuable upon exercise of the Warrants. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, (ii) such securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or resolution hereafter adopted by the SEC) under the Securities Act, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force (iv) such securities shall have ceased to be outstanding or (v) fewer than 10,000 shares, subject to adjustment for stock splits, stock dividends and stock re-combinations, that would otherwise be Registrable Securities remain outstanding and all such shares are permitted to be sold without registration pursuant to Rule 144(k) under the Securities Act.

"Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants retained by the Company, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities) and the fees and expenses of one legal counsel retained by the holders of a majority of the Registrable Securities included in such registration statement.

"Registration Statement" shall mean any registration statement of the Company which covers any of the Warrant Shares pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

"Restricted Security" shall mean any Warrant Share which is a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act.

"Rule 144" shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A under the Securities Act) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

"SEC" shall mean the Securities and Exchange Commission.

"Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

"Transfer Agent" means any transfer agent or registrar appointed by the Company for the Warrants or Warrant Shares.

"Warrant Shares" means the shares of Class A Common Stock and any other securities issued and issuable upon exercise of the Warrants.

2. Registration Rights.

2.1. Demand Registration.

(a) Request for Registration. At any time after the earlier to occur of (i) the first date the Company becomes eligible to file a Registration Statement on Form S-3 under the Securities Act and (ii) March 31, 2003, the Holders of not less than a majority in the aggregate of the Warrant Shares and the Registrable Securities may collectively make a single written request for registration under the Securities Act of their Registrable Securities (a "Demand Registration"). Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Upon a demand, the Company will prepare and file within 60 days of such demand and use its reasonable best efforts to cause to be effective a registration statement in respect of such Registrable Securities. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders of Warrants and Registrable Securities. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Registrable Securities of any such selling Holder requested to be so included (the "Included Shares"). Each such request by such other selling Holders shall specify the number of Included Shares proposed to be sold and the intended method of disposition thereof. Notwithstanding anything herein to the contrary, the Company may postpone for up to 30 days the filing or effectiveness of a registration statement pursuant to a request under this section if the Board (with the concurrence of the managing underwriters, if any) determines in good faith that such registration would be reasonably expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets, merger, consolidation, tender offer, financing or similar transaction; provided that the Company may not exercise this right more than once in any 12-month period. In the event of any postponement described in the immediately preceding sentence the Holders exercising their Demand Registration right shall, upon written notice to the Company, be entitled to withdraw such request and, if such request is withdrawn, such request shall not count as a Demand Registration pursuant to this Section 2.1(a). If any Holder that has exercised its Demand Registration rights pursuant to this Section 2.1(a) is not able to sell all of its Registrable Securities covered by such Demand Registration, then such registration shall not count as a Demand Registration for purposes of this Section 2.1(a).

(b) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the selling Holders), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.1 does not remain effective for a period of at least 90 days beyond the effective date (which period shall be extended one day for each day the applicable Prospectus cannot be delivered as a result of any event contemplated by Section 3(e)(v)) thereof or until the consummation of the distribution by the selling Holders of the Included Shares, then the Company shall be obligated to effect an additional registration pursuant to this Section 2.1. The selling Holders of Registrable Securities shall be permitted to withdraw all or any part of the Included Shares from a Demand Registration upon written notice to the Company at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Included Shares are withdrawn from the Demand Registration so that such Registration Statement does not cover at least a majority in the aggregate of the Warrant Shares and the then outstanding Registrable Securities, the selling Holders who have not withdrawn their Included Shares shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers at least a majority in the aggregate of the Warrant Shares and the then outstanding Registrable Securities. If an additional number of Registrable Securities is not so included, the Company may withdraw the Registration Statement. Such withdrawn Registration Statement will not count as a Demand Registration and the Company shall be obligated to effect an additional registration pursuant to this Section 2.1.

(c) Priority in Demand Registrations Pursuant to Section 2.1. If a Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering without adversely affecting such offering, the Company will include in such registration the Registrable Securities that the Holders exercising their Demand Registration rights propose to sell pro rata among the Holders of such Registrable Securities on the basis of the number of shares that each holder has requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell or to have sold up to the number of securities that, in the opinion of the underwriter, can be sold. Notwithstanding the foregoing, if the managing underwriters advise the Company and the participating Holders in writing that the number of shares proposed to be included in such registration statement exceeds the number which can be sold in such offering without adversely affecting such offering, such Holders will be entitled to withdraw their shares from such registration statement and such registration statement shall not count as a Demand Registration under this Section 2.1.

(d) Selection of Underwriter. If a majority of the selling Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The holders of a majority of the Included Shares shall select one or more nationally recognized firms of investment bankers, who shall be reasonably acceptable to the Company, to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

(e) Expenses. The Company will pay all Registration Expenses in connection with the registrations requested pursuant to Section 2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration requested pursuant to this Section 2.1.

2.2. Piggy-Back Registration.

(a) At any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of Class A Common Stock (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 15 Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as the securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement prior to it becoming effective pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall give prompt notice thereof to participating selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration effected pursuant to this Section 2.2.

No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Shares in connection therewith shall relieve the Company of any other obligation under this Agreement.

(b) Restrictions on Sale by Holders. Each Holder of Registrable Securities to be sold hereunder agrees, if and to the extent reasonably requested in writing by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as (except as part of such underwritten offering) any securities included in such Registration Statement, including a sale pursuant to Rule 144, during the 30-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement (except, in the event that the Registration Statement is filed on behalf of anyone other than the Company, then the 30-day period prior to, and during the 30-day period beginning on, the closing date pursuant to such Registration Statement, except in each case to the extent permitted by such managing underwriter or underwriters (which permission must be on a pro rata basis for all Holders or, if not pro rata, shall relieve all Holders of the restriction herein set forth)).

The foregoing provisions of this Section 2.2(b) shall not apply (A) to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities commencing on the date of sale of such Registrable Securities unless it has provided 30 days' prior written notice of such sale or distribution to such managing underwriter or underwriters, (B) to any transfer by any Holder to its Affiliate so long as the transferee agrees to be limited to the same restrictions set forth in the first paragraph of this Section 2.2(b) as applied to the transferring Holder, and (D) to any transfers of Registrable Securities covered by any effective Registration Statement.

2.3. Reduction of Offering.

(a) If the managing underwriter or underwriters of any underwritten offering described in Section 2.2 have informed, in writing, the Company and the selling Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, the selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the number of shares to be offered for the account of the selling Holders and all such other Persons (other than the Company) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters.

(b) If, as a result of the proration provisions of this Section 2.3, any selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such selling Holder has requested to be included, such selling Holder may elect to withdraw his request to include Registrable Securities in such registration; provided, however, that such a withdrawal shall be irrevocable and, after making such withdrawal, a selling Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

2.4. Registration of Transfers and Exchanges.

(a) Transfer and Exchange. The Company and each Transfer Agent shall not be obligated to register the transfer or exchange of any Registrable Security unless such Warrants or Warrant Shares are delivered to the Transfer Agent duly endorsed or accompanied by written instruments of transfer and are accompanied by the following additional information and documents, as applicable:

(A) if such Restricted Security is being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit A hereto); or

(B) if such Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto) and an Opinion of Counsel reasonably acceptable to the Company and to such Transfer Agent to the effect that such transfer is in compliance with the Securities Act.

(b) Legends.

(i) Except as permitted by the following paragraph (ii), each Restricted Security shall bear a legend substantially to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT IN THEIR SOLE DISCRETION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THIS SECURITY CEASES TO BE A RESTRICTED SECURITY (AS DEFINED IN THE COMMON STOCK REGISTRATION RIGHTS AGREEMENT).

(ii) Upon any sale or transfer of any Restricted Security pursuant to Rule 144 or an effective registration statement under the Securities Act, the Transfer Agent shall permit the holder thereof to exchange such Restricted Security for a Warrant Share that does not bear the legend set forth above and rescind any related restriction on the transfer of such Warrant Share.

3. Registration Procedures. In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the Company shall:

(a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period, cause each Prospectus to be supplemented by any prospectus supplement required by law and, as so supplemented, to be filed pursuant to Rule 424 or any similar provision then in force under the Securities Act;

(c) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

(d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or Blue Sky laws of such jurisdictions as any Holder shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

(e) notify each selling Holder of Registrable Securities promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (v) of the happening of any event during the period a Registration Statement is effective which makes any statement of material fact made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible date;

(g) furnish to each Holder of Registrable Securities, without charge, one conformed copy of each Registration Statement and any post-effective amendment thereto (with documents incorporated therein by reference or exhibits thereto), if so requested;

(h) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

(i) upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for so long as, an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which they are made. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines in good faith that such disclosure is not necessary, the Company agrees promptly to notify each Holder of such determination, to amend or supplement the Prospectus if necessary to correct any untrue statement or omission therein and to furnish each Holder such numbers of copies of the Prospectus as so amended or supplemented as each Holder may reasonably request;

(j) a reasonable time prior to the filing in connection with an underwritten offering as described in Section 2.1(d) of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement and prior to the effectiveness thereof, provide copies of such document to the Holders and make available for discussion of such document the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities;

(k) obtain a CUSIP number for the Warrant Shares;

(l) (i) make reasonably available for inspection by a representative of, and counsel for, any Holder selling Registrable Securities pursuant to the Registration Statement and any underwriter participating in any disposition pursuant to a Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to make reasonably available all relevant information reasonably requested by such representative, counsel or any such underwriter in connection with any such Registration Statement;

(m) if reasonably requested by the Holders in connection with any underwritten offering as described in Section 2.1(d), shall use its reasonable best efforts to cause (w) counsel for the Company to deliver an opinion relating to such underwritten offering and the Common Stock, in customary form, (x) its officers to execute and deliver all customary documents and certificates reasonably requested by a representative of the Holders or any underwriter, as applicable and (y) its independent public accountants to provide a comfort letter in customary form;

(n) shall use its reasonable best efforts to cause the shares of Common Stock registered pursuant to the Registration Statement to be listed on the NASDAQ National Market or other such stock exchange or trading system on which the Company's Common Stock primarily trade;

(o) the Company shall take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement contemplated hereby.

The Company may, as a condition to such Holder's participation in any Registration Statement, require each Holder of Registrable Securities to (i) furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and (ii) agree in writing to be bound by this Agreement.

4. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any reasonable legal or other expenses incurred by any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as (i) such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Holder furnished to the Company in writing by or on behalf of such Holder expressly for use in any such Registration Statement or Prospectus or (ii) the untrue statement or alleged untrue statement or omission or alleged omission was completely corrected in the final Prospectus as then amended or supplemented and the final Prospectus as then amended or supplemented does not contain any other untrue statement or alleged untrue statement or omission or alleged omission that was the subject matter of the related proceeding.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder and its proposed distribution of Included Shares furnished to the Company in writing by or on behalf of such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against which such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel selected by the indemnifying party reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying parties, in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with one local counsel in any jurisdiction) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party or is threatened to be a party, if indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 4 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, in no event shall a Holder be required to contribute any amount in excess of the amount by which proceeds received by such Holder from sales of Warrants or Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

5. Miscellaneous.

(a) Listing. The Company agrees to use its best efforts to cause the publicly traded shares of its Common Stock to be listed on the principal exchange which they were previously listed or such other national stock exchange or national securities exchange reasonably acceptable to the Holders.

(b) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof or that allow any Person, other than a Holder, to include or register any shares of Common Stock of the Company or its subsidiaries or any other security in any Registration Statement filed in connection with a Demand Registration. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Warrants and Warrant Shares affected by such amendment, modification, supplement, waiver or consent; provided, however, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Warrants and Registrable Securities whose securities are being sold pursuant to a registration statement and that does not directly or indirectly affect the rights of other Holders of Warrants and Registrable Securities may be given by the Holders of a majority of the Warrants and Registrable Securities proposed to be sold.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, to the address of such Holder as it appears in the register of the Company by means of a notice given in accordance with the provisions of this Section 5(d), which address initially is, with respect to the Lenders, the address set forth in the Credit Agreement or (ii) if to the Company, initially at the Company's address set forth in the Credit Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(d), with a copy to KMZ Rosenman, 575 Madison Avenue, New York, New York 10022-2585, Attention: Robert L. Kohl.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered, five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

By: /s/ Andrea Kozma
Name: Andrea Kozma
Title: Vice President and General Counsel

LENDERS:

STEPHEN ADAMS LIVING TRUST,
by GoldenTree Asset Management, LP,
as Agent

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

ALPHA U.S. SUBFUND II, LLC,
by GoldenTree Asset Management, LP,
as Agent

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

DB STRUCTURED PRODUCTS, INC.
by GoldenTree Asset Management, LP,
as Agent

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

BROAD FOUNDATION,
by GoldenTree Asset Management, LP,
as Agent

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

B&W MASTER TOBACCO RETIREMENT TRUST
by GoldenTree Asset Management, LP,
as Agent

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

THE UNIVERSITY OF CHICAGO
by GoldenTree Asset Management, LP,
as Agent

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

ELI BROAD
by GoldenTree Asset Management, LP,
as Agent

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

GOLDENTREE HIGH YIELD VALUE MASTER FUND, L.P.

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

GOLDENTREE HIGH YIELD MASTER FUND, LTD.

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

GOLDENTREE HIGH YIELD OPPORTUNITIES I, L.P.

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.

By: /s/ Steven Shapiro
Name: Steven Shapiro
Title: Portfolio Manager

EXHIBIT A

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF RESTRICTED SECURITIES

Re: Class A Common Stock, par value $.08 per share ("Common Stock"), of Central European Media Enterprises Ltd.

This Certificate relates to shares of Common Stock held in definitive form by ______ (the "Transferor").

The Transferor:

Has requested the Transfer Agent by written order to exchange or register the transfer of shares of Common Stock.

In connection with such request, the Transferor does hereby certify that the Transferor is familiar with the Common Stock Registration Rights Agreement ("Agreement") relating to the shares of Common Stock and the restrictions on transfers thereof as provided in Section 2.4 of such Agreement, and that the transfer of shares of Common Stock requested hereby does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:

Such shares of Common Stock are being acquired for the Transferor's own account, without transfer.

Such shares of Common Stock are being transferred pursuant to an effective registration statement under the Securities Act.

Such shares of Common Stock are being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

[INSERT NAME OF TRANSFEROR]

By:

Date: